UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 20, 2008

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey	07407-1033
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2008, the Board of Directors of Sealed Air Corporation (the “Company”) approved the policy (the “Policy”) that the Company will, to the extent permitted by governing law, require reimbursement to the Company of all or a portion of any annual incentive compensation (whether payable in cash or by an award under the 2005 Contingent Stock Plan) and any performance share units under the 2005 Contingent Stock Plan awarded to any executive officer of the Company or to the leader of any business unit or function of the Company for performance periods beginning on or after January 1, 2008, where:

(a)                  the payment or award was predicated upon the achievement of certain financial results that were subsequently the subject of a substantial restatement,

(b)                 in the view of the Board of Directors, the officer or leader engaged in fraud or misconduct, or recklessly or negligently failed to prevent the fraud or misconduct, that caused or significantly contributed to the need for the substantial restatement, and

(c)                  either no payment or award, or a lower payment or award, would have been made to the officer or leader based upon the restated results.

The Policy is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

          (d)    Exhibits.

Exhibit Number	Description
10.1	Sealed Air Corporation Policy on Recoupment of Incentive Compensation from Executives in the Event of Certain Restatements.

Cautionary Notice Regarding Forward Looking Statements

Some of the statements made by the Company in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “anticipates,” “estimates,” “expects,” “intends,” “plans,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements: the success of the Company’s growth, profitability and global manufacturing strategies; changes in raw material and energy costs; the effects of animal and food-related health issues; market conditions; tax, interest and exchange rates; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

	By:	/s/ H. Katherine White
	Name:	H. Katherine White
	Title:	Vice President, General Counsel and Secretary

Dated: March 26, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1	Sealed Air Corporation Policy on Recoupment of Incentive Compensation from Executives in the Event of Certain Restatements.